UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

People Incorporated

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 314-7300

(Former name or former address, if changed since last report)

IAC Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	PPLI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective 12:01 AM Eastern Time on June 4, 2026, IAC Inc., a Delaware corporation (the “Company”), changed its name from IAC Inc. to People Incorporated (the “Name Change”) pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation. The full text of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

There were no other changes to the Company’s Restated Certificate of Incorporation in connection with the Name Change. In connection with the Name Change, the Company’s common stock, par value $0.0001 per share (the “Common Stock”), will cease trading under the ticker symbol “IAC” and will begin trading under the ticker symbol “PPLI” on The Nasdaq Stock Market LLC (Nasdaq Global Select Market), effective June 4, 2026. The CUSIP number for the Common Stock will remain 44891N 208.

The Company also amended its Amended and Restated By-laws (the “Amended and Restated By-laws”) to reflect the Name Change. The full text of the Amended and Restated By-laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

On June 4, 2026, the Company issued a press release with respect to the Name Change. The press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of People Incorporated (formerly IAC Inc.).
3.2	Amended and Restated By-laws of People Incorporated (formerly IAC Inc.).
99.1	Press Release of People Incorporated (formerly IAC Inc.), dated June 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People Incorporated

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President, Chief Legal Officer & Secretary

Date: June 4, 2026